Exhibit 10.5
1st draft dated 6.11.2006
For discussion only — SUBJECT TO CONTRACT
DATED: 28 DECEMBER 2OO6

MEMORANDUM OF CHARGE
OF SHARES
BETWEEN
STONEPATH HOLDINGS (HONG KONG) LIMITED
(as Chargor)
AND
SBI BRIGHTLINE, LCC.
(as Security Agent)

Solicitors for the Security Agent in Malaysia: Messrs Susie See Norbaya & Cheah Unit A-5-6 Block A, Megan Avenue 1, 189 Jalan Tun Razak, 50400 Kuala Lumpur	File Ref: 84 2652/06 SS MF Doc ID: MF-fpshch(Stonepath-SBI)dl

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EXCEUTION COPY
MEMORANDUM OF CHARGE OF SHARES
THIS MEMORANDUM OF CHARGE OF SHARES is made on 28 DECEMBER 2006
BETWEEN:-
(1)	STONEPATH HOLDINGS (HONG KONG) LIMITED, a company incorporated in Hong Kong with a registered address at Unit 2602, 26/F, Miramar Tower, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong (the “Chargor”); and

(2)	SBI BRIGHTLINE, LLC., a company incorporated in Delaware, USA, with a registered address at 610 Newport Center Drive, Suite 1205, Newport Beach, CA 92660, USA as security agent (the “Security Agent”) as agent for the Noteholders (defined below).
RECITALS:-
(A)	By a debt restructuring agreement dated 17 November 2006 (the “Relevant Agreement”) made between (i) the Chargor, and (ii) SBI Brightline, LLC. and Hong Kong League Central Credit Union, the Chargor agreed to issue Notes (defined below) to SBI Brightline, LLC. and Hong Kong League Central Credit Union (collectively, the “Noteholders”) upon and subject to the terms and conditions therein.

(B)	The Chargor is the registered holder and beneficial owner of the Charged Shares (defined below).

(C)	It is one of the conditions of the Relevant Agreement that the Chargor charges to the Security Agent as agent for the Noteholders, the Charged Shares by way of a first fixed charge, as one of the securities to secure the Chargor’s due and punctual payment and satisfaction of the Secured Amounts (defined below) to the Noteholders and the Chargor’s due performance of and compliance with all its obligations and liabilities relating to or arising from the Notes and or under or in connection with the Instrument (defined below).
OPERATIVE PROVISIONS:-
1	INTERPRETATION

1.1	Definitions: In this Charge, unless the context otherwise requires:-

Charged Companies	:	means collectively, all those companies described in Part A of Schedule 1, and “Charged Company” shall be construed accordingly;

Charged Assets	:	means the Charged Shares, and includes:-

a)   all allotments, accretions and rights whatsoever (whether by way of redemption, exchange, conversion, rights, bonus or pursuant to capital reorganisation or otherwise howsoever) which are or may from time to time after the date hereof, accrue on or attach to the Charged Shares as well as all other benefits, advantages, options and other like interests or property whatsoever which are or may from time to time after the date hereof, derive from or accrue on or attach to the Charged Shares; and

b) all dividends, interest, moneys and other sums of
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moneys whatsoever which are now or may from time to time be or become payable on or in respect of the Charged Shares to the registered holder thereof (and includes the right to receive any and all such sums and any and all damages in respect of or arising from any default in paying such sums);

Charged Shares	:	means collectively, all those shares the particulars of which are set out in Part B of Schedule 1, and in the event any shares, stocks, warrants or other corporate securities whatsoever are allotted to the holder of those shares as mentioned in Clause 2.2(b) (whether by way of redemption, exchange, conversion, rights, bonus or pursuant to capital reorganisation or otherwise howsoever) or Clause 2.2(c), shall include such shares, stocks, warrants or other corporate securities so allotted;

Chargor	:	means Stonepath Holdings (Hong Kong) Limited;

Companies Act	:	means the Companies Act 1965 of Malaysia;

Encumbrance	:	Includes any charge (whether fixed or floating), mortgage, pledge, encumbrances, lien, hypothecation, security interest or arrangement of any kind whatsoever, any arrangement whereby any rights are subordinated to any rights of any third party, any contractual right of set-off and any other arrangement having substantially the same legal or economic effect (including any “hold-back” or “flawed asset” arrangement), and “encumbered” shall be construed accordingly;

HK$ or HK Dollars	:	refers to the lawful currency of the Hong Kong Special Administrative Region of the Peoples’ Republic of China;

Instrument	:	means the instrument constituting the Notes, executed or to be executed by the Chargor pursuant to the Relevant Agreement;

Notes	:	means the series of secured notes in the aggregate principal amount of up to US$7,200,000 issued or to be issued by the Chargor to the Noteholders pursuant to the terms of the Instrument;

Noteholders	:	means collectively, SBI Brightline, LLC. and Hong Kong League Central Credit Union as holders of the Notes, or as the case may be, such other person(s) from time to time and for the time being who are the holders of the Notes;

Relevant Agreement	:	means the debt restructuring agreement dated 17 November 2006 made between (i) the Chargor, and (ii) SBI Brightline, LLC. and Hong Kong League Central Credit Union, and includes amendments, modifications and supplements thereto from time to time;
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Relevant Documents	:	means collectively the following:-
a) the Instrument,

b)    this Charge;

c)    any other document whatsoever which is expressed to be collateral herewith or which is now or hereafter from time to time entered into pursuant to or in connection with the terms of the Debt Restructuring Agreement or the Instrument, and includes any document whatsoever now or hereafter from time to time entered into or executed by the Chargor (whether alone or jointly or jointly and severally with another or others) or any other person (whether alone or jointly or jointly and severally with another or others) to the Noteholders (or any of them) or the Security Agent as agent for the Noteholders whereby or pursuant to which any security is given to the Noteholders (or any of them) or the Security Agent as agent for the Noteholders to secure the Notes (or any part thereof) or the Secured Amounts (or any part thereof);

RM or MYR	:	refers to the lawful currency of Malaysia;

Secured Amounts	:	means the total of all sums of moneys of any kind or nature whatsoever (principal, interest and otherwise) which are now or may from time to time be or become payable by the Chargor under or in relation to or arising from the Notes or otherwise under or in connection with the Instrument, and includes all sums of moneys which are hereby or intended to be hereby secured;

Security Agent	:	means SBI Brightline, LLC.;

this Charge	:	means this Memorandum of Charge and includes amendments, modifications and supplements to this Memorandum of Charge from time to time,

US Dollars or US$ or USD	:	refers to the lawful currency of the United States of America.
1.2	Adoption of definitions in the Instrument: Except as otherwise specifically or expressly provided or stated in this Charge, terms and expressions defined or construed in the Instrument shall have the same meanings or be construed in the same manner when used in this Charge.

1.3	Construction of certain references: In this Charge, any reference to:-

“agency”, “authority”, “governmental agency” or “governmental authority” of a state includes, at any time any agency, authority, central bank, department, government, legislature, minister, ministry, official or public or statutory person or state-owned organisation (whether autonomous or not) of, or of the government of, that state or any political sub-division in or of that state, and also includes and any person who in any capacity whatsoever then owns, holds, administers or controls any of the reserves of that state;
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“agreement” includes (in each case, whether oral or written) a promise, covenant, commitment, undertaking, memorandum, contract, franchise, concession, licence, treaty and instrument of any kind or nature and in any form whatsoever;

the “assets” of any person shall be construed as a reference to the whole of its business, undertaking, properties (both movable and immovable), assets and revenues (including any right to receive revenues), both present and future, and includes each and every part thereof;

“borrowings” or “borrowed moneys” includes any indebtedness (1) for or in respect of money borrowed or raised (whether or not for cash), by whatever means (including acceptances, deposits, discounting, factoring, finance leases, hire purchase, sale-and-leaseback, sale-and-repurchase and any form of “off-balance sheet” financing) or (2) for the deferred purchase price of assets or services (other than goods or services obtained on normal terms in the ordinary course of trading);

a “consent” also includes an approval, authorisation, exemption, filing, licence, order, permission, permit, recording or registration (and references to obtaining consents shall be construed accordingly);

a “directive” includes any present or future directive, regulation, request, requirement or voluntary credit restraint programme (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive is addressed) imposed, stipulated or prescribed by any authority;

“disposal” includes any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, licence, reservation, waiver, compromise, release of security, dealing with or the granting of any option or right or interest whatsoever or any agreement for any of the same and “dispose” means to make a disposal, and “acquisition” and “acquire” shall be construed mutatis mutandis;

the “dissolution” of a person also includes the winding-up or liquidation of that person, and any equivalent or analogous procedure under the law of any jurisdiction in which that person is incorporated, domiciled or resident or carries on business or has assets;

a “document” includes a letter, note, agreement, indenture, guarantee, power of attorney, instrument (including an instrument under the applicable Land Acts), trust deed, deed of assignment, deed of debenture and any other deed of any kind or nature whatsoever;

a “guarantee” also includes an indemnity, and any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

“indebtedness” includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money;

a “law” includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure, in each case of any jurisdiction whatsoever and “lawful” and “unlawful” shall be construed accordingly;
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any “obligation” of any person under or in relation to an agreement or other document whatsoever shall be construed as a reference to an obligation (whether by way of a promise, covenant, undertaking, restriction, commitment or otherwise) expressed to be made or assumed by or imposed on it in or under or in relation to that agreement or other document (and “due”, “owing”, “payable” and “receivable” shall be similarly construed);

a “person” includes any individual, company, corporation, firm, partnership, joint venture, association, organisation, trust, state or agency of a state (in each case, whether or not being a separate legal entity);

“subsidiary”, “holding company”, “related company” and “related corporation” have the respective meaning ascribed thereto by the Companies Act; and

“tax” or “taxes” includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

1.4	Miscellaneous Construction: in this Charge:-
(a)	save where otherwise indicated:- (i) references in this Charge to “Clauses” to be construed as clauses in this Charge, and (ii) the words “herein”, “hereof, “hereunder”, “hereinbefore”, “hereinafter”, “above” or “below” and other words of similar import shall refer to this Charge as a whole and not to any particular provision of this Charge;

(b)	the headings and subheadings in this Charge are inserted for convenience only and shall be ignored in construing this Charge;

(c)	unless the context otherwise requires, terms or expressions:- (i) denoting the singular number shall include the plural and vice versa, and (ii) denoting the masculine gender shall include the female and neuter genders and vice versa; and

(d)	all references to statutes are to statutes of Malaysia unless otherwise stated, and include subsidiary legislation and all modifications, re-certification and re-enactments of or to such statutes and subsidiary legislation from time to time and for the time being in force.
2	FIRST FIXED CHARGE OF THE CHARGED ASSETS

2.1	The Charged Shares

The Chargor hereby charges the Charged Shares by way of a first fixed charge in favour of the Security Agent as agent for the Noteholders, as a continuing security for the Charger’s due and punctual payment and satisfaction of the Secured Indebtedness to the Noteholders and the Chargor’s due performance of and compliance with all its obligations and liabilities relating to or arising from the Notes and or under or in connection with the Instrument

2.2	Dividends, allotments and accretions etc

The first fixed charge of the Charged Shares hereby created in favour of the Security Agent as agent for the Noteholders shall extend to cover and include the following:-
(a)	Dividends etc: all dividends, interest and other sums of moneys whatsoever which are or may from time to time after the date hereof be or become payable on or in respect of the Charged Shares; and
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(b)	Allotments and Accretions: all allotments, accretions and rights whatsoever (whether by way of redemption, exchange, conversion, rights, bonus or pursuant to capital reorganisation or otherwise howsoever) which are or may from time to time after the date hereof, accrue on or attach to the Charged Shares as well as all other benefits, advantages, options and other like interests or property whatsoever which are or may from time to time after the date hereof, derive from or accrue on or attach to the Charged Shares; and

(c)	Cancellation: in the event that any of the Charged Shares shall be cancelled pursuant to any reconstruction or re-organisation of the Charged Company/Companies (as the case may be) in which they are held or by which they are issued or granted, the shares, stock or other corporate securities whatsoever issued or granted in substitution for such Charged Shares as shall be cancelled.
2.3	Warranties as to title and related undertakings: The Chargor hereby represents to and warrants and undertakes with the Security Agent as agent for the Noteholders as follows:-
(a)	the Chargor is the registered and beneficial owner of all the Charged Shares;

(b)	all the Charged Shares are, and will remain at all times so long as the Notes or the Secured Amounts (or any part thereof) are or remain outstanding, free from all Encumbrances, claims, interests, trusts and equities whatsoever;

(c)	the Chargor has the power and capacity to execute, deliver and perform the terms of this Charge and the matters hereby contemplated and to deposit and/or transfer, or cause to be deposited and/or transferred, the Charged Shares to the Security Agent or the Security Agent’s nominee or (in the event of a sale by the Security Agent pursuant to this Charge) the purchaser(s) thereof from the Security Agent;

(d)	the execution, delivery and performance of this Charge and the matters contemplated hereby will not violate the provisions of any law or directive or any order of any court or any contract or other undertaking or instrument to which the Chargor is a party or which is binding upon the Chargor or its assets; and

(e)	all consents, licences, orders and exemptions of any agency or authority (including those of or from the relevant authorities in Malaysia) which are required or advisable for or in connection with the execution, delivery, performance, legality or enforceability of this Charge or the matters contemplated hereby or the deposit, transfer and charge of the Charged Shares referred to in or contemplated by this Charge have been obtained and are in full force and effect.
The Chargor acknowledges that the Security Agent is accepting this Charge on the basis of and in full reliance on the aforesaid representations, warranties and undertakings and hereby further represents, warrants and undertakes that the aforesaid representations, warranties and undertakings will be and remain correct and complied with in all material respects at all times so long as this Charge remains in force as if repeated by reference to the then existing circumstances. The Chargor further agrees that the aforesaid representations, warranties and undertakings are in addition to and not in derogation of the Chargor’s representations, warranties, undertakings and other obligations under or relating to the Instrument or the Chargor’s other representations, warranties, undertakings and other obligations under this Charge.
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3	DEPOSIT AND TRANSFER OF THE CHARGED SHARES

3.1	The Chargor hereby agrees that for the purpose, inter alia, of enabling the Security Agent to exercise its rights under this Charge or otherwise as first chargee of the Charged Assets, the Chargor shall immediately upon the execution of this Charge:-
(a)	deposit with the Security Agent:-
(i)	the certificates in respect of or relating to the Charged Shares, together with valid and registrable (but undated) instruments of transfer in respect thereof duly executed by the Chargor as transferor in blank, and duly and properly witnessed, and

(ii)	a duly signed but undated letter of resignation from each director of each of the Charged Companies, in the form set out in Schedule 2;

(iii)	a copy of the resolutions in writing of the board of directors of each Charged Company, signed by each and every director of that Charged Company, in the form set out in Schedule 3; and

(iv)	a letter duly signed by each of the other shareholders (if any) of that Charged Company, waiving any right such shareholder may have under the articles of association of that Charged Company or otherwise to purchase the shares in the capital of that Charged Company (or any of them) which are charged o the Security Agent under or pursuant to this Charge in the event of any sale of such shares by the Security Agent pursuant to this Charge;
and
(b)	deliver to the Security Agent, a copy of the resolutions in writing of members of each Charged Company, signed by each and every member of that Charged Company, in the form set out in Schedule 5.
3.2	The Chargor hereby agrees that the Security Agent shall be entitled immediately or at any time after the occurrence of any Event of Default (defined in the Instrument), to be registered as the registered holder of the Charged Shares, and as such, the Security Agent may immediately or at any time after the occurrence of any Event of Default and without any further notice or reference to the Chargor, take all such steps and sign do and execute all documents acts and things as may be necessary or required for the registration of all or any of the Charged Shares in the name of the Security Agent or its nominee or a purchaser(s) of such Charged Shares from the Security Agent. Without prejudice to the generality of the foregoing, the Security Agent shall be entitled to date (or cause or procure to be dated) all or any of undated instrument(s) of transfer executed by the Chargor as transferor in blank and deposited with the Security Agent pursuant to this Charge, and to deliver the same together with the certificates in respect of or relating to the relevant Charged Shares to the relevant Charged Company/Companies for registration in favour of the Security Agent or its nominee or a purchaser(s) of the relevant Charged Shares.

3.3	Without in any way limiting the Security Agent’s rights under Clause 3.2, the Chargor agrees and undertakes that it shall from time to time sign, seal, deliver, execute, complete and perfect or cause to be signed, sealed, delivered, executed, completed and perfected all transfers, renunciations, proxies, mandates, assignments, deeds, assurances, powers of attorney, instruments and other documents whatsoever, and do or cause to be done all acts and things, as may be required by the Security Agent or as may otherwise necessary for the registration of the transfer of all or any of the Charged Shares by the Chargor to the Security Agent or its nominee or a purchaser(s) thereof from the Security Agent.
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4	COVENANTS RELATING TO CHARGED ASSETS

The Chargor hereby covenants and agrees with the Security Agent that so long as the Notes or the Secured Amounts (or any part thereof) are or remain outstanding:-
4.1	No other Encumbrances: the Chargor shall not without the prior written consent of the Security Agent, execute or create, or permit or allow to arise or subsist, any Encumbrance whatsoever over or affecting the Charged Assets in (or any part thereof) in favour of any other person;

4.2	No disposal: the Chargor shall not without the prior written consent of the Security Agent, sell, transfer, assign or otherwise howsoever dispose of or part with the Charged Assets or otherwise make the same subject to any rights, claims or interests;

4.3	Dividends etc: the Chargor shall immediately on demand by the Security Agent, pay over to the Security Agent as agent for the Noteholders, all dividends, interest and other moneys which are or may from time to time after the date hereof be or become payable on or in respect of the Charged Shares and which may be received by the Chargor, and further hereby agrees that all such dividends, interest and other moneys as may be received by the Security Agent (whether paid over by the Chargor to the Security Agent as aforesaid or received by the Security Agent directly from the respective Charged Companies) may be applied by the Security Agent as if they were proceeds of sale notwithstanding that the power of sale under this Charge may not or shall not have arisen;

4.4	Allotments, accretions etc: the Chargor shall immediately upon the issue or allotment of any shares, stocks, warrants, options or other property whatsoever to the Chargor by way of allotments, accretions, benefits, advantages, rights, options and other like interests and property whatsoever accruing on or attaching to the Charged Shares (or as the case may be, any part thereof), deposit with the Security Agent as agent for the Noteholders the certificates or other indicia of title in respect of or relating to such shares, stocks, warrants, options or other property (as the case may be), together with valid and registrable (but undated) instruments of transfer in respect thereof duly executed by the Chargor as transferor in blank, and duly and properly witnessed Provided Always that the Security Agent shall not incur any liability in respect of any calls, instalments or other payments in respect thereof. The Chargor agrees that the provisions of Clauses 3.2 and 3.3 hereof shall apply mutatis mutandis to all such shares, stocks, warrants, options or other property whatsoever so issued or allotted to the Chargor as mentioned above;

4.5	Payment of calls etc: the Chargor shall duly and punctually pay all calls, instalments and other payments if any, that may be made or become due in respect of the Charged Shares (or any of them or any part thereof, as the case may be), in default whereof, the Security Agent, without prejudice to any of its other rights, powers or remedies, shall be entitled (but not obliged) to pay such calls, instalments and other payments. In such event, all amounts so paid by the Security Agent shall be repaid and paid by the Chargor to the Security Agent in accordance with Clause 10 and until such repayment and payment by the Chargor to the Security Agent, shall be secured by the charge of the Charged Assets created by this Charge;

4.6	Rights issues: the Chargor shall take up in full and duly and promptly pay for all rights issue shares (or as the case may be, stock, warrants, options or other corporate securities of any kind whatsoever) as may from time to time be offered or provisionally allotted to the Chargor in relation to or by virtue of the Charged Shares (or any of them or any part thereof, as the case may be);
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4.7	Exercise of voting and other rights & powers: the Chargor shall exercise all voting and other rights and powers which may at any time be exercisable by the Chargor as registered holder of the Charged Shares in such manner as the Security Agent may require Provided always and the Chargor hereby agrees that the Chargor shall, if so required by the Security Agent, appoint such person(s) as the Security Agent may notify the Chargor in writing, as the Chargor’s proxy/proxies to attend and vote at any one or more of the general meetings of members of each Charged Company and the Chargor further hereby agrees that such proxy/proxies shall be entitled to vote at such general meeting(s) in such manner as the Security Agent may direct or require at the Security Agent’s discretion. In amplification of and not in derogation of the foregoing provisions, the Chargor shall at all times so long as the Notes or the Secured Amounts (or any part thereof) are or remain outstanding, outstanding:-
(a)	procure and ensure that none of the Charged Companies will:-
(i)	increase or resolve to increase its authorised or issued share capital, or vary or abrogate or propose or resolve to vary or abrogate any rights attached to the shares in its capital;

(ii)	issue or allot, or resolve to issue or allot, any shares in its capital to any person(s) other than the Chargor (and subject always to this Charge), or

(iii)	grant or agree to grant any option or other right whatsoever to any person(s) whatsoever to subscribe for or otherwise acquire any shares in the capital of that Charged Company, other than to the Chargor (and subject always to this Charge);

(iv)	register any transfer of any of the issued shares in its capital save and except for any transfer of issued shares in its capital to the Security Agent or its nominee or any purchaser(s) of any shares in its capital from the Security Agent pursuant to or as mentioned in this Charge;
(b)	procure and ensure that no amendment or supplement whatsoever is made to the memorandum or articles of association of each Charged Company, save and except with the prior written consent of the Security Agent;

(c)	notify the Security Agent of any change in the directors of each of the Charged Companies, and in the case of an appointment of any new director of any Charged Company, deposit with the Security Agent:-
(i)	a signed but undated letter of resignation of such new director of that Charged Company , in the form set out in Schedule 2;

(ii)	a copy of the resolutions in writing of the board of directors of that Charged Company, signed by each and every director of that Charged Company (including the said new director), in the form set out in Schedule 3; and
4.8	Notices and circulars: the Chargor shall promptly forward to the Security Agent all notices, reports, accounts, circulars and other documents which are sent to the holders of the Charged Shares as soon as they are received by the Chargor;

4.9	No prejudicial dealings or exercise of rights: the Chargor shall not sign, do or execute, or cause or procure or allow or suffer to be signed, done or executed, any document, act or thing, which may in any way (i) diminish, impair or adversely affect or be inconsistent with the Security Agent’s rights, powers and interests under or in connection with or arising from this Charge or the Security Agent’s rights, title or interests in or to the Charged Assets (or any part thereof), or (ii) which may
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depreciate, jeopardise or otherwise prejudice the value of the Security Agent’s security hereunder or constituted by this Charge.
5	COVENANT TO PAY & PAYMENT PROVISIONS

5.1	Covenant to Pay: The Chargor hereby covenants with the Security Agent that it shall immediately upon demand by the Security Agent, pay to the Security Agent the whole of the Secured Amounts (or as the case may be, any part or parts thereof as may be demanded by the Security Agent from time to time) together with interest accruing thereon at the rate of 12% per annum (as well after as before any court order or judgment) from the date of such written demand therefor by the Security Agent until the date of full payment thereof to the Security Agent.

5.2	Currency Indemnity: US Dollars is the sole currency of account and payment for all sums payable by the Chargor under or in connection this Charge, including damages. Any amount received or recovered in a currency other than US Dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up of the Chargor or otherwise) by the Security Agent in respect of any sum expressed to be due or payable to it from the Chargor under this Charge shall only constitute a discharge to the Chargor to the extent of the US Dollars amount which the Security Agent is able, in accordance with its usual practice, to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

5.3	Payments to be free and clear: All sums payable by the Chargor under or in relation to this Charge shall be paid free of any restriction or condition and free and clear of and (except to the extent required by law) without any deduction or withholding, whether for or on account of tax, by way of set-off or otherwise.

5.4	Grossing-up of Payments: If:-
(a)	the Chargor must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, the Chargor under or pursuant to or in connection with this Charge, the Chargor shall pay such additional amount as is necessary to ensure that the Security Agent receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made; and

(b)	the Chargor must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Security Agent under or pursuant to or in connection with this Charge (except for a payment by the Security Agent of tax on its own overall net income), the Chargor shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Security Agent, shall reimburse the Security Agent on demand for the amount paid by it.
Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by Clause 5.4(b) to pay, the Chargor shall deliver to the Security Agent evidence satisfactory to the Security Agent of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority. Further, the Chargor shall as soon as it is or becomes aware that any such deduction, withholding or payment is required (or of any change in any such requirement), notify the Security Agent.
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5.5	Tax Indemnities: Without prejudice to the other provisions of this Charge:
(a)	if the Security Agent is required by law to make any payment, whether on account of tax (not being a payment of tax on its overall net income) or otherwise, on or calculated by reference to any sum received or receivable by it under this Charge or any liability in respect of any such payment is asserted, imposed, levied or assessed against the Security Agent as a consequence of any credit, deduction or refund obtained by the Security Agent in respect of interest paid under this Charge being disallowed, the Chargor will on demand pay to the Security Agent free and clear of all withholdings and deductions, an amount sufficient to indemnify the Security Agent against such payment or liability, together with any interest, penalties/damages and expenses payable or incurred in connection therewith, it being understood that no demand shall be made by or on behalf of the Security Agent under this Clause 5.5(a) until the Security Agent is required to make such payment or such liability is so asserted, imposed, levied or assessed; and

(b)	if the Security Agent is unable to sustain any claim for a credit, deduction or refund from any taxation authorities because of the Charger’s failure to comply with its obligations under Clause 5.5(a), the Chargor shall immediately upon demand reimburse to the Security Agent the amount which would otherwise have been recoverable by the Security Agent by way of a credit, deduction or refund had such failure not occurred.
6	ENFORCEMENT
6.1	Enforceability: Immediately upon or at any time after the occurrence of any Event of Default, the Security Agent shall be entitled, notwithstanding that the Security Agent may not have made any demand on the Chargor under Clause 5 or under the Instrument and without any further notice or reference to the Chargor and without having to obtain the leave of any court:-
(a)	to sell or otherwise howsoever dispose of all or any part of the Charged Shares as the Security Agent deems fit in its absolute discretion to any person(s), including but not limited to, any person connected with (i) the Chargor, (ii) any of the Charged Companies, (iii) any director or shareholder of any of the Charged Companies, (iv) any of the Noteholders, or (v) the Security Agent; or

(b)	to appoint in writing under the hand of any attorney or officer of the Security Agent any person or persons to be the Receiver(s) of the Charged Assets, and may in like manner from time to time remove any such Receiver(s) so appointed and appoint another or others in his or their stead. The power of appointment of the Receiver(s) by the Security Agent hereunder shall be in addition to and not in derogation of the Security Agent’s aforesaid power of sale or any other powers of the Security Agent conferred under this Charge or by law.
6.2	Power of Sale: The Security Agent shall be entitled to exercise its power of sale in such manner (whether by public auction, private treaty or otherwise), at such time or times and for such consideration (whether payable or deliverable immediately or by instalments) and upon and subject to such terms and conditions as the Security Agent at its absolute discretion thinks fit so that the Charged Shares (or as the case may be, the part thereof in respect of which the Security Agent exercises its power of sale) may be sold at any price as the Security Agent in its absolute discretion considers to be the best obtainable price in the circumstances taking
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into account the nature of each Charged Company or the relevant Charged Company (as the case may be) as a private company.
6.3	(Powers of Receiver(s): The Receiver(s) shall be the agent(s) for the Chargor and the Chargor shall be solely responsible for the Receiver(s)’ acts, omission and default and for the Receiver(s)’ remuneration. The Receiver(s) shall have power (and if at any time, there is or shall be more than one Receiver so appointed, such Receivers shall have the power jointly and severally) without any further notice or reference to the Chargor and without having to obtain the leave of any court: -
(a)	to get in all or any of the Charged Assets (or any part or parts thereof) and for such purpose, to take any proceedings in respect of or relating to or affecting the Charged Assets (or any part or parts thereof) in the name of the Chargor or in the name(s) of the Receiver(s) or otherwise as the Receiver(s) may in his/their absolute discretion consider expedient or advisable;

(b)	to sell, assign or otherwise dispose of, or agree or concur in selling, assigning or otherwise disposing of, in such manner (whether by public auction, private treaty or otherwise), at such time or times and for such consideration (whether payable or deliverable immediately or by instalments) and upon and subject to such terms and conditions as the Receiver(s) at his/their absolute discretion think(s) fit so that the Charged Shares (or as the case may be, the part thereof in respect of which the Security Agent exercises its power of sale) may be sold at any price as the Receiver(s) in his/their absolute discretion consider(s) to be the best obtainable price in the circumstances taking into account the nature of each Charged Company or the relevant Charged Company (as the case may be) as a private company;

(c)	to make any arrangement or compromise which the Receiver(s) in his/their absolute discretion think(s) expedient in respect of the Charged Assets (or any part or parts thereof);

(d)	to bring, take, defend, prosecute, discontinue or compromise any actions, suits or proceedings whatsoever civil or criminal, in particular in relation to the Charged Assets (or any part or parts thereof);

(e)	to transfer the Charged Shares (or any part or parts thereof) to any person(s);

(f)	to give good and valid receipts, releases and other proper and sufficient discharge and acquiescence for all moneys received for the Charged Shares;

(g)	generally to carry out, or cause or authorise to be carried out, any transaction, scheme or arrangement whatsoever in relation to the Charged Assets (or any part or parts thereof) which the Receiver(s) and/or Manager(s) in his/their absolute discretion consider(s) expedient as effectually as if he/they was/were solely and absolutely entitled to the Charged Assets;

(h)	to execute and do all such other acts, deeds and things which the Receiver(s) in its absolute discretion consider(s) necessary or proper for or in relation to any of the purposes aforesaid and which the Receiver(s) may lawfully do as agent(s) for the Chargor; and

(i)	to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which the Receiver(s) may lawfully do as agent(s) for the Chargor,
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Each of the powers of the Receiver(s) mentioned above are separate and distinct from one another and shall not be affected or limited by reference to, or the existence of, the other powers of the Receiver(s).
6.3	Application of Proceeds of Sale: The Security Agent shall be entitled to apply the proceeds of sale or disposal in or towards payment of the fees and costs (including legal fees and costs on a solicitor-client basis), charges and expenses incurred or payable by the Security Agent in respect of and in connection with such sale or disposal, and after deduction of such fees and costs, in or towards payment of the outstanding amount of the Secured Amounts in such manner as the Security Agent thinks fit in its absolute discretion.

6.4	Deficiency in Proceeds of Sale: If the proceeds of sale of the Charged Shares (or as the case may be, any part or parts thereof) after deduction therefrom of all fees, costs, charges and expenses incurred by the Security Agent as mentioned in Clause 10 (including all costs and expenses incurred or payable by the Security Agent in carrying out such sale or disposal) and the remuneration and expenses of the Receiver(s) (including all fees, costs, charges and expenses on a full indemnity basis incurred, expended, paid or payable by the Receiver(s)), is less than the outstanding amount of the Secured Amounts, the Charger shall nevertheless be liable to, and shall immediately upon demand by the Security Agent, pay to the Security Agent the amount of such shortfall, and until full payment thereof, shall also pay to the Security Agent interest at the rate of 12% per annum (as well after as before any court order or judgment).

6.5	Protection of Third Parties: No purchaser from, or other person dealing with, the Security Agent or the Receiver(s) shall be bound or required or concerned to enquire whether the Security Agent’s power of sale herein has arisen or whether any of the powers which the Security Agent or Receiver(s) has or have exercised or purported to exercise has arisen or become exercisable, or whether the whole or any part of the Secured Amounts are or remain outstanding, or whether any event has happened to authorise the Security Agent or the Receiver(s) to act or as to the propriety or validity or regularity of the Security Agent’s or Receiver(s)’ exercise of its power of sale or of any act purporting or intended to be an exercise thereof, and the title of such a purchaser and the position of such a person shall not be impeachable by reference to any of those matters. The Security Agent and Receiver(s) each have the power and are authorised to give a good discharge for any moneys received by them respectively pursuant to the exercise of the power of sale conferred on them respectively by or under this Charge, and the receipt of the Security Agent or the Receiver(s) shall be an absolute and conclusive discharge to a purchaser and no purchaser or other person dealing with the Security Agent or Receiver(s) shall be concerned with the manner of application of the proceeds of sale.

6.6	No liability for any involuntary or other loss: Neither the Security Agent nor the Receiver(s) shall be in any way liable for any loss or damage which arises out of the exercise, or the attempted or purported exercise of, or the failure or omission to exercise, any of their respective powers, or for any involuntary loss or any consequential loss happening as a result of or arising from the exercise or execution, or any omission or delay in the exercise or execution, of any power, right, privilege and remedy conferred on the Security Agent or the Receiver(s) by or by virtue of this Charge or by law provided or available or for any other loss or depreciation in value of any of such Charged Shares arising from or through any cause whatsoever or for any loss arising from or through any brokers or others employed in the sale or disposal of the Charged Shares or any part thereof. The Chargor hereby waives any right whatsoever which the Chargor may have to make any claim or counterclaim against the Security Agent or the Receiver(s) in respect of any loss arising from any sale or disposal or any postponement thereof howsoever caused and whether or not a better price could or might have been obtained upon the sale of the Charged Shares or any part thereof by deferring or advancing the date of such sale or otherwise howsoever.
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6.7	Waiver of Pre-Emption Rights: In relation to the sale of any shares in the capital of each Charged Company by the Security Agent or Receiver(s) in the exercise of its power of sale hereunder, the Chargor hereby waives any right it may have under the articles of association of that Charged Company or otherwise to purchase those shares (or any of them), and shall also cause and procure each of the other shareholders (if any) of that Charged Company to waive any right it/he/she any right may have under the articles of association of that Charged Company or otherwise to purchase those shares (or any of them).

6.8	Sale not to prejudice other prior, concurrent or subsequent action or proceedings etc: The Security Agent and the Receiver(s) may each exercise the power of sale conferred on them respectively by this Charge:-
(a)	concurrently or simultaneously with, or before, or after, (i) any other step, action or proceeding by the Security Agent under or pursuant to or in connection with any other securities held by or existing in favour of the Security Agent as security for the Notes or the Secured Amounts, and (ii) any step, action or proceeding by the Noteholders (or any of them) under or pursuant to or in connection with the Notes or the Instrument;

(b)	independently of, and without the Security Agent or the Noteholders first having recourse to the Chargor or any other person(s) whomsoever; and

(c)	without the Security Agent having first exhausted its rights, remedies and powers under or in connection with any other securities held by or existing in favour of the Security Agent as security for the Notes or the Secured Amounts or otherwise by law or in equity available to the Security Agent, and without the Noteholders (or any of them) having first exhausted their respective rights, remedies and powers under or in connection with the Notes held by them or under the Instrument.
7	FURTHER ASSURANCE

The Chargor further undertakes with the Security Agent that it shall from time to time and at any time hereafter, whether before or after the security created by or under this Charge shall have become immediately enforceable, upon the Security Agent’s request, execute all such transfers, assignments, assurances, charges, instruments and documents and do all such acts and things as the Security Agent may reasonably require for perfecting the security created by or under this Charge or for facilitating the enforcement of this Charge or the exercise by the Security Agent of all or any of the rights, powers, authorities and discretions conferred on the Security Agent by this Charge or by law, and shall also give all notices, orders and directions which the Security Agent may require or think expedient for or in connection with any of the foregoing matters.

8	POWER OF ATTORNEY

8.1	Appointment of attorney(s) and powers of attorneys: The Chargor hereby appoints the Security Agent and each of the Security Agent’s attorneys, officers and servants as the Security Agent may from time to time at its absolute discretion nominate for such purpose (in respect of which the Security Agent’s certification shall be binding and conclusive) and any and every Receiver(s) appointed pursuant to this Charge and his or their substitute or substitutes, jointly and severally to be the attorneys for the Chargor and in the attorney’s or attorney’s own name or names, or in the Charger’s name and on behalf and as the acts and deeds or otherwise of the Chargor to do, execute, sign, seal, deliver or otherwise perfect any
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and all acts, deeds, assurances, proxies and other instruments and acts which the Chargor is or may be required under the terms of or pursuant to or in connection with this Charge to do, execute, sign, seal, deliver or otherwise perfect or which the Security Agent considers as necessary or expedient or proper for or in connection with this Charge (including all and all acts, deeds, assurances, proxies and other instruments and acts as may be required by the Security Agent for the full exercise of all or any of the powers and rights under or by virtue of this Charge or any sale or other disposition, realisation or getting in by the Security Agent and/or its nominee(s) and/or the Receiver(s) of the Charged Assets (or any part thereof, as the case may be) or which may otherwise be deemed by the Security Agent or the Receiver(s) to be proper for any of the purposes of this Charge, with power for such attorney(s) to appoint or remove any substitute or substitutes.
8.2	Irrevocable power: The Chargor hereby declares that:-
(a)	the power of attorney given hereunder shall be irrevocable so long as the Notes or the Secured Amounts (or any part thereof) are or remain outstanding; and

(b)	the attorneys shall not be liable to the Chargor for any loss or damage howsoever and whatsoever arising as a result of any act or omission (not being an act, neglect or omission which amounts to willful default or gross negligence) of the attorney(s) aforesaid in the execution of the powers hereby conferred and any matter or thing in relation thereto and the Chargor shall keep each and every attorney indemnified against all costs (including legal costs on a solicitor-client basis), expenses and charges which the attorneys (or any of them) may incur in the exercise of the powers aforesaid.
8.3	Ratification: All and every receipt, deed, matter and thing which shall be given, made, executed or done by the attorneys and each of them for or in connection with the aforesaid purposes shall be as good, valid and effectual to all intents and purposes whatsoever as if the same had been signed, sealed, delivered, given or made or done by the Chargor, the Chargor hereby undertakes at all times to ratify whatsoever the aforesaid attorneys and each of them shall lawfully do or cause to be done in or concerning the premises by virtue of the power of attorney herein given.

9	CONTINUING SECURITY

This Charge is expressly intended to be and shall be continuing security for the Chargor’s due and punctual repayment, payment and satisfaction of the Secured Amounts and for the Chargor’s due performance of and compliance with all its other obligations under or in connection with the Instrument or otherwise in respect of or in relation to the Notes, and shall not be deemed or considered as satisfied by any partial or intermediate payment or satisfaction of the Secured Amounts (or any part thereof) but shall constitute and be continuing security to the Security Agent for, and shall extend to cover, each and every part of the Secured Amounts which are now or from time to time, and also which are or may ultimately be, due or outstanding from or owing or payable to the Noteholders under or in connection with the Instrument or otherwise in respect of or in relation to the Notes and to the Security Agent under or in connection with this Charge.

10	FEES, COSTS, CHARGES & EXPENSES

10.1	The Chargor shall on demand by the Security Agent pay to the Security Agent:-
(a)	all costs and expenses (including legal fees and expenses on a full indemnity basis) incurred by the Security Agent in connection with the preparation, negotiation or entry into of this Charge; and
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(b)	all fees, costs, charges and expenses incurred, payable or paid by the Security Agent (including legal fees and expenses on a full indemnity basis) in respect of or in relation to:-
(i)	any amendment or supplement to this Charge or any waiver relating to this Charge;

(ii)	any consent, approval or opinion of the Security Agent in respect of any matter under or relating to or for the purposes of or arising from this Charge; and

(iii)	the preservation or protection of (and any attempt to preserve or protect) any of its rights under or the security created or constituted by this Charge and the enforcement or attempted enforcement of this Charge.
10.2	The Charger shall also pay promptly, and in any event before any interest or penalty becomes payable, any stamp, documentary, registration or similar duty or tax payable in connection with the entry into, performance, enforcement or admissibility in evidence of this Charge and/or any such amendment, supplement or waiver, and shall indemnify the Security Agent against any liability with respect to or resulting from any delay in paying or omission to pay any such duty or tax.

10.3	The Charger shall also pay to the Security Agent interest on all sums payable by the Chargor under or as referred to in Clause 10.1 calculated at the rate of 12% well after as before judgment) from the date on which they were paid or incurred by the Security Agent. Such sums and interest shall form part of the Secured Amounts and accordingly be secured by this Charge.

11	CERTIFICATE & EVIDENCE

11.1	Certificate conclusive: A certificate by the Security Agent as to any sum (including a certificate on the amount thereof and the rate or manner of calculating or otherwise determining such sum) payable to the Noteholders under or in relation to the Notes or the Instrument or payable to the Security Agent under this Charge, and any other certificate, determination, notification, opinion or the like of the Security Agent provided for in this Charge shall, save for manifest error, be final and conclusive, and binding on the Chargor for the purpose of this Charge and all other purposes, including legal proceedings.

11.2	Chargor’s Admission: Any admission or acknowledgement in writing by or on behalf of the Chargor in respect of or in connection with the Secured Amounts (or any part thereof), the Notes or the Instrument, and any judgment obtained anywhere by the Security Agent against the Chargor in respect of or in connection with the Secured Amounts (or any part thereof), the Notes or the Instrument or any of the other Relevant Documents, shall be binding and conclusive on and against the Chargor in all courts of law anywhere.

12	ASSIGNMENT

12.1	Benefit and Burden: This Charge shall benefit and be binding on the Chargor and its successors and persons deriving title thereunder, and on the Security Agent and its transferees, assignees, successors and persons deriving title thereunder. Any reference in this Charge to the Chargor and the Security Agent shall therefore be construed accordingly.

12.2	Chargor: The Chargor shall not assign or transfer all or part of its rights or obligations under or in relation to this Charge.
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12.3	The Security Agent: The Security Agent may assign all or part of its rights or transfer all or part of its obligations under or in relation to this Charge without the consent of the Chargor. Any such assignee or transferee shall be and be treated as a party for all purposes of this Charge and shall be entitled to the full benefit of this Charge to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it. In connection with such assignment and/or transfer, the Chargor shall immediately upon request by the Security Agent, sign do and execute all documents acts and things as the Security Agent or such aforesaid assignee or transferee may require for or in connection with such aforesaid assignment or transfer (or the perfection thereof) by the Security Agent in favour of such assignee and/or transferee. The costs and expenses (including legal costs on a solicitor- client basis) of such assignment and/or transfer by the Security Agent shall be borne by the Chargor.

12.4	Disclosure of Information: The Security Agent may disclose to an actual or potential assignee, transferee, sub-participants or the like such information about the Chargor, this Charge and the Charged Assets as the Security Agent in its absolute discretion thinks fit.

13	REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

13.1	No Implied Waivers: Save as otherwise provided in this Charge, time shall be the essence of this Charge but no failure on the part of the Security Agent to exercise, and no delay on its part in exercising, any right or remedy under this Charge will operate as a waiver thereof, nor will any single or partial or defective exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

13.2	Amendments, Waivers and Consents: Any provision of this Charge may be amended or supplemented only if the Security Agent so agrees in writing and any provision or breach of any provision of this Charge may be waived (before or after it occurs) only if the Security Agent so agrees in writing. Any consent or approval by the Security Agent under or in connection with any provision of this Charge (a) may (save where otherwise expressly provided in this Charge) be given or refused by the Security Agent at its absolute discretion without assigning any reason therefor, and if given may at the Security Agent’s absolute discretion be given unconditionally or conditionally upon or subject to such terms and conditions as the Security Agent at its absolute discretion thinks fit, and (b) must also be in writing. Any liberty or discretion or power of the Security Agent under or in connection with this Charge may be exercised in such manner and at such time(s) as the Security Agent at its absolute discretion thinks fit. Any waiver or consent or approval given by the Security Agent may be given subject to any conditions thought fit by the Security Agent and shall be effective only in the instance and for the purpose for which it is given.

13.3	Cumulative rights and remedies: The rights and remedies provided in this Charge are cumulative and not exclusive of any rights or remedies provided by the Instrument and any other documents or by law or in equity.

14	DEMANDS, NOTICES AND COMMUNICATION

14.1	Addresses: Except where otherwise provided herein, each communication (whether a demand, notice, request or otherwise) under or in relation to this Charge shall be in writing and sent in accordance with the following provisions of this Clause 14. Each such communication:-
(a)	by the Security Agent (which may be given on behalf of the Security Agent by a solicitor or firm of solicitors appointed by or acting for the Security Agent) shall be sent to the Chargor (i) by facsimile to the Chargor’s facsimile number set out in the
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Execution Page hereof or such other facsimile number from time to time notified by the Chargor to the Security Agent in writing or the Chargor’s usual facsimile number last known to the Security Agent, or (ii) by post or personal delivery to the Chargor’s address set out in the Execution Page hereof or such other address from time to time notified by the Chargor to the Security Agent in writing or such usual place of business of the Chargor last known to the Security Agent or the Chargor’s registered office for the time being; and
(b)	by or from the Chargor to the Security Agent under or pursuant to or in relation to this Charge shall be sent to the Security Agent by facsimile, post or personal delivery to the Security Agent’s facsimile number or address set out in the Execution Page hereof or such other facsimile number or address from time to time notified by the Security Agent to the Chargor in writing.

Each communication by facsimile shall be subsequently confirmed by sending the hard-copy thereof by post or personal delivery but failure to give such confirmation or the non-receipt of such confirmation shall not affect the facsimile communication.
14.2	Deemed Delivery: Any communication (whether a notice, request or otherwise) from the Chargor to the Security Agent (or the Security Agent’s solicitor or solicitors) shall be irrevocable, and shall not be effective until actually received by the Security Agent (or the Security Agent’s solicitor or solicitors). Any communication (whether a demand, notice, request or otherwise) by the Security Agent to the Chargor (including a communication given on behalf of the Security Agent by a solicitor or firm of solicitors appointed by or acting for the Security Agent) sent as aforesaid shall be deemed to be received by the Chargor (a) if sent by facsimile, on the day of transmission (as evidenced by a transmission report generated from or by the machine from which such facsimile communication was transmitted), (b) if sent by personal delivery, when left at the Chargor’s address required or permitted by Clause 14.1, and (c) if sent by post, on the third Business Day after being put in the post addressed to the Chargor at its address as aforesaid notwithstanding that the letter containing such communication may be returned as unclaimed or undelivered.

15	MISCELLANEOUS PROVISIONS

15.1	Modification and Indulgence: The Security Agent or Noteholders may from time to time and at any time, without discharging or affecting the security created by this Charge or the Chargor’s obligations under or in relation to this Charge:-
(a)	take or accept, or refuse to take or accept, or delay in taking or accepting any security whatsoever for the Notes or the Secured Amounts (or any part thereof) at any time or times, whether from the Chargor or any other person(s) whatsoever or whomsoever or otherwise;

(b)	perfect, or abstain from or delay in perfecting, any security whatsoever for the Notes or the Secured Amounts (or any part thereof);

(c)	grant any time, indulgence, waiver, forbearance or consent whatsoever to the Chargor and/or any other person(s) whatsoever or whomsoever;

(d)	cancel or howsoever vary the Notes;

(e)	add to, amend, modify, alter or otherwise howsoever vary, or depart from (or agree to any additions, amendments, modifications, alterations or other variations whatsoever
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and howsoever, or any departure from) the Notes, the Instrument and/or any one or more of the other Relevant Documents;

(f)	make or abstain from making any demand on the Chargor or any other person(s) whatsoever or whomsoever, for payment or otherwise;

(g)	enforce or abstain from enforcing, or exercise or abstain from or delay in exercising any rights, powers or remedies available to or existing in favour of the Noteholders or the Security Agent under or arising from the Notes, the Instrument or any one or more of the other Relevant Documents;

(h)	take or abstain from or delay in taking any action whatsoever against the Chargor and/or any other person(s) whatsoever or whomsoever;

(i)	exchange, release or otherwise howsoever deal with the Notes and/or any other securities from time to time held by or existing in favour of the Security Agent as security for the Notes or the Secured Amounts (or any part thereof);

(j)	release the Chargor and/or any other person(s) whatsoever or whomsoever from their respective obligations to the Security Agent or the Noteholders;

(k)	compound with or make or effect or agree to or accept any compromise, composition or arrangement with the Chargor and/or any other person(s) whatsoever or whomsoever.

(l)	renew any bills, notes or other negotiable securities whatsoever.
15.2	Unconditional security and obligations: The security created or to be created by this Charge and the Chargor’s obligations under or in relation to this Charge shall not be prejudiced or otherwise howsoever affected, by any of the matters referred to in Clause 15.1 or by:-
(a)	the bankruptcy, dissolution, insolvency, amalgamation, merger, reconstruction, reorganisation (as the case may be) of, or any change in the constitution of or any other change whatsoever in, the Chargor, any of the Noteholders, the Security Agent and/or any other person whomsoever (or the commencement of any of the foregoing);

(b)	the illegality, invalidity or unenforceability of, or any irregularity or defect in, or in any provision of, the Instrument, the Notes, this Charge and/or any one or more of the other Relevant Documents;

(c)	the institution, commencement or taking of any legal or other proceedings or action by the Security Agent against the Chargor or any other person(s) whatsoever or whomsoever;

(d)	any legal limitation, disability, irregularity defect or incapacity of or on the part of (i) the Chargor in respect of or in relation to the issue of the Notes by the Chargor or the entry into or execution of the Instrument or any of the other Relevant Documents by the Chargor or the incurring of any liabilities by the Chargor under or in connection with the Notes, the Instrument or any one or more of the other Relevant Documents or the creation or execution or giving of any security by the Chargor, or any other fact and circumstance (whether or not known to the Security Agent or any of the Noteholders); or

(e)	any other matter or thing whatsoever
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15.3	Other Securities: This Charge is in addition to and shall not be in any way prejudiced or affected by any other Relevant Documents or any other collateral or other security or any contractual or other right, lien, bill, note or other security interest or document whatsoever (whether held by or existing in favour of the Security Agent as additional or collateral or substituted security or otherwise howsoever) now or hereafter given to or created in favour of or held by or existing in favour of the Security Agent for all or any part of the obligations and liabilities hereby secured, or by the release or invalidity thereof (or any of them or any part thereof) nor shall any of the other Securities or any such collateral or other security or any such contractual or other right, lien, bill, note or other security interest or document whatsoever be in any way prejudiced or affected by this Charge or the security hereby created in favour of the Security Agent as agent for the Noteholders. Further no provision of this Charge or any other Relevant Document or any contractual or other right, lien, bill, note or other security interest or document whatsoever shall operate so as to merge or otherwise prejudice or affect this Charge or the other Relevant Documents or other contractual or other right, lien, bill, note or other security interest or document whatsoever.

15.4	Time: Notwithstanding anything to the contrary express or implied in or by this Charge, time wherever mentioned in this Charge shall be of the essence of this Charge.

15.5	Moratorium Legislation: To the fullest extent permitted by law, the provisions of all laws whether existing now or in the future, operating directly or indirectly to lessen or otherwise modify or vary in favour of the Chargor the obligations of the Chargor under or in relation to this Charge or to delay, postpone or otherwise prevent, impair or prejudicially affect the exercise by the Security Agent of all or any of its rights, powers and remedies under this Charge, the Instrument and the other Relevant Documents shall be and are hereby expressly negatived and excluded.

15.6	Counterparts: This Charge may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

15.7	Severability: Each of the provisions of this Charge is severable and distinct from the other provisions hereof, and if any of such provisions is or becomes illegal, invalid or unenforceable in any respect, the other provisions hereof shall in no way be affected or impaired thereby and shall continue to be enforceable and valid and binding on the parties hereto.

15.7	Partial Invalidity: The illegality, invalidity or unenforceability of this Charge (or any provision hereof) shall not affect the legality, validity or enforceability of the Notes or the Instrument or any other Relevant Document nor will the illegality, invalidity or unenforceability of any other Relevant Document (or any provision thereof) affect the legality, validity or enforceability of this Charge.

15.8	Avoidance of payment: No assurance, security or payment which may be avoided under the law relating to bankruptcy or insolvency, and no release, settlement or discharge given or made by the Security Agent on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Agent to enforce this Charge for or in respect of the full extent of the Secured Amounts payable to the Security Agent under or in connection with this Charge. Any such release, settlement or discharge shall be deemed to be made subject to the condition that it will be void if any payment or security which the Security Agent may previously have received or may thereafter receive from any person in respect of the Secured Amounts is set aside under any applicable law or proves to have been for any reason invalid.

15.9	Governing law and Jurisdiction: This Charge is and shall be governed by, and shall be construed in accordance with, the laws of Malaysia and the Chargor irrevocably submits to
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the non-exclusive jurisdiction of the courts of Malaysia in connection with any disputes which may arise in connection with the legal relationships established by this Charge or otherwise in connection with this Charge.
THE REMAINING SPACE HAS BEEN LEFT BLANK INTENTIONALLY
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This is the signature page of the Memorandum of Charge of Shares dated 28 DECEMBER 2006.
THE CHARGOR
STONEPATH HOLDINGS (HONG KONG) LIMITED

Address	:	UNIT 2602, MIRAMAR TOWER, 132 NATHAN ROAD, TSIMSHA TSUI, KOWLOON HONG KONG
Facsimile Number	:	852-2377 0878

The execution of this Memorandum of Charge by the
Chargor, STONEPATH HOLDINGS (HONG KONG)
LIMITED was duly effected by the affixing of its Seal
hereto on 28 DECEMBER 2006. in a manner authorised
by its articles of association, in the presence of:-
) ) ) ) )

/s/ [ILLEGIBLE]

Director	Director/Secretary
The Security Agent
SBI BRIGHTLINE, LLC.

Address	:

Facsimile Number	:

Signed for and
on behalf of
the Security Agent	:

Name(s)	:

Designation	:

in the presence of:-
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This is the signature page of Memorandum of Charge of Shares dated 28 DECEMBER 2006.
IN WITNESS WHEREOF the parties hereto have duly executed this Memorandum of Charge:-
THE CHARGOR
STONEPATH HOLDINGS (HONG KONG) LIMITED

Address	:

Facsimile Number	:

The execution of this Memorandum of Charge by the	)
Chargor, STONEPATH HOLDINGS (HONG KONG))
LIMITED was duly effected by the affixing of its Seal	)
hereto on ____ in a manner authorised	)
by its articles of association, in the presence of:-)

Director	Director/Secretary
The Security Agent
SBI BRIGHTLINE, LLC.

Address	:

Facsimile Number	:

Signed for and
on behalf of
the Security Agent	:	/s/ Shelly Singhal

Name(s)	:	Shelly Singhal

Designation	:

in the presence of:-

FORM OF AUTHENTICATION IN CASE OF A POWER
OF ATTORNEY EXECUTED BY A COMPANY OR CORPORATION
I,                 , a            hereby                 certify that on            the common seal of STONEPATH HOLDINGS (HONG KONG) LIMITED was duly affixed to the within instrument in my presence and in accordance with the regulations of the said Company.
Witness my hand,
hk-61795 (Malaysia companies)

SCHEDULE 1
PART A — DESCRIPTION OF THE CHARGED COMPANIES

Issued & Paid-up
Capital
Name & Registered Office of Charged	Authorised Capital	as at 28 December
Companies	as at 28 December 2006	2006
G Link Express Logistics (KL) Sdn. Bhd. (Company No. 646891-U), a company incorporated in Malaysia and presently having its registered office at Room 1.02, L2-3-6D,Pelangi Promenade, Jalan Pekan Baru 36, 41050 Klang, Selangor, Malaysia
	RM 100,000.00 divided into 100,000 ordinary shares of RM1.00 each	2 ordinary shares of RM1 .00 each

G Link Express Logistics (Penang) Sdn. Bhd. (Company No. 646892-V), a company incorporated in Malaysia and presently having its registered office at 18-22-A1 Gurney Tower, Persiaran Gurney, 10250 Penang.
	RM 100,000.00 divided into 100,000 ordinary shares of RM1.00 each	100,000 ordinary shares of RM1.00 each

G Link Express Logistics (JB) Sdn. Bhd. (Company No. 646890-K), a company incorporated in Malaysia and presently having its registered office at 18-22-A1 Gurney Tower, Persiaran Gurney, 10250 Penang.	RM 100,000.00 divided into 100,000 ordinary shares of RM1.00 each	100,000 ordinary shares of RM1.00 each
PART B —THE CHARGED SHARES
1	Two (2) issued ordinary shares of RM1 each in the capital of G Link Express Logistics (KL) Sdn. Bhd. (Company No. 646891-U) representing one hundred percent (100%) of the issued and paid-up capital of that company;

2	Seventy Thousand (70,000) issued ordinary shares of RM1 each in the capital of G Link Express Logistics (Penang) Sdn. Bhd. (Company No. 646892-U) representing seventy percent (70%) of the issued and paid-up capital of that company;

3	Seventy Thousand (70,000) issued ordinary shares of RM1 each in the capital of G Link Express Logistics (JB) Sdn. Bhd. (Company No. 646890-K) representing seventy percent (70%) of the issued and paid-up capital of that company.
hk-61795 (Malaysia companies)

SCHEDULE 2
FORM OF LETTER OF RESIGNATION
FROM EACH DIRECTOR OF EACH CHARGED COMPANY

To:	The Board of Directors,
G Link Express Logistics (KL) Sdn. Bhd.
Dear Sirs,

Re:	Resignation from the Board of Directors of G Link Express Logistics (KL) Sdn Bhd (the “Company”)
I,                     , hereby resigns my position as a director of the Company with immediate effect from the date hereof, and waive all claims to fees or compensation in connection with my resignation.
Dated this                day of

Yours faithfully,

[insert name]

Witnessed by:

c.c	The Board of Directors, G :Link Express Logistics (KL) Sdn. Bhd. Room 1.02, L2-3-6D, Pelangi Promenade, Jalan Pekan Baru 36, 41050 Klang, Selangor Malaysia	BY POST

	The Company Secretary Lee Chiang Shing oom 1.02, L2-3-6D, Pelangi Promenade, Jalan Pekan Baru 36, 41050 Klang, Selangor Malaysia	BY POST
hk-61795 (Malaysia companies)

2

To:	The Board of Directors,
G Link Express Logistics (JB) Sdn. Bhd.
Dear Sirs,

Re:	Resignation from the Board of Directors of G Link Express Logistics (JB) Sdn Bhd (the “Company”)
I,                     , hereby resigns my position as a director of the Company with immediate effect from the date hereof, and waive all claims to fees or compensation in connection with my resignation.
Dated this                day of

Yours faithfully,

[insert name]

Witnessed by:

c.c	The Board of Directors,	BY POST
G :Link Express Logistics (JB) Sdn. Bhd.
18-22-A1 Gurney Tower, Persiaran Gurney
10250 Penang Malaysia

	The Company Secretary	BY POST
Ewe Lay Khoon
18-22-A1 Gurney Tower,
Persiaran Gurney
10250 Penang
Malaysia
hk-61795 (Malaysia companies)

3

To:	The Board of Directors,
G Link Express Logistics (Penang) Sdn. Bhd.
Dear Sirs,

Re:	Resignation from the Board of Directors of G Link Express Logistics (Penang) Sdn Bhd (the “Company”)
I,                     , hereby resigns my position as a director of the Company with immediate effect from the date hereof, and waive all claims to fees or compensation in connection with my resignation.
Dated this                day of

Yours faithfully,

[insert name]

Witnessed by:

c.c	The Board of Directors,	BY POST
G :Link Express Logistics (Penang) Sdn. Bhd.
18-22-A1 Gurney Tower, Persiaran Gurney
10250 Penang Malaysia

	The Company Secretary	BY POST
Ewe Lay Khoon
18-22-A1 Gurney Tower,
Persiaran Gurney
10250 Penang
Malaysia
hk-61795 (Malaysia companies)

4
hk-61795 (Malaysia companies)

SCHEDULE 3
FORM OF RESOLUTIONS OF THE BOARD OF DIRECTORS
OF EACH CHARGED COMPANY
hk-61795 (Malaysia companies)

2
G LINK EXPRESS LOGISTICS (KL) SDN. BHD.
Company No. [646891-U]
(incorporated in Malaysia)
RESOLUTIONS IN WRITING OF DIRECTORS OF THE COMPANY PURSUANT TO
ARTICLE [91] OF THE ARTICLES OF ASSOCIATION OF THE COMPANY
Pursuant to Article [91] of the Articles of Association of the Company, we, being all the Directors of the Company for the time being entitled to receive a notice of a meeting of the Directors, DO HEREBY RESOLVE THAT the transfer of [                     ] ordinary shares of RM1.00 each in the capital of the Company held under [Share Certificate(s) Nos.           ] by STONEPATH HOLDINGS (HONG KONG) LIMITED to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ] or as SBI BRIGHTLINE, LLC, shall direct, be and is hereby approved, and that the Secretary be directed to register such transfer of the said shares to the said transferee accordingly, to register the said transferee as a shareholder of the Company and to issue to the said transferee a duly executed share certificate in respect of the said shares,
Dated this [           ] day of [           ]

insert name	insert name

insert name	insert name

insert name	insert name
hk-61795 (Malaysia companies)

3
G LINK EXPRESS LOGISTICS (PENANG) SDN. BHD
Company No. 646892-v
(incorporated in Malaysia)
RESOLUTIONS IN WRITING OF DIRECTORS OF THE COMPANY PURSUANT TO
ARTICLE [91] OF THE ARTICLES OF ASSOCIATION OF THE COMPANY
Pursuant to Article [91] of the Articles of Association of the Company, we, being all the Directors of the Company for the time being entitled to receive a notice of a meeting of the Directors, DO HEREBY RESOLVE THAT the transfer of [                     ] ordinary shares of RM l.00 each in the capital of the Company held under [Share Certificate(s) Nos.            ] by STONEPATH HOLDINGS (HONG KONG) LIMITED to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ] or as SBI BRIGHTLINE, LLC, shall direct, be and is hereby approved, and that the Secretary be directed to register such transfer of the said shares to the said transferee accordingly, to register the said transferee as a shareholder of the Company and to issue to the said transferee a duly executed share certificate in respect of the said shares.
Dated this [           ] day of [           ]

insert name	insert name

insert name	insert name

insert name	insert name
hk-61795 (Malaysia companies)

4
G LINK EXPRESS LOGISTICS (JB) SDN. BHD.
Company No. [646890-K]
(incorporated in Malaysia)
RESOLUTIONS IN WRITING OF DIRECTORS OF THE COMPANY PURSUANT TO
ARTICLE [91] OF THE ARTICLES OF ASSOCIATION OF THE COMPANY
Pursuant to Article [91] of the Articles of Association of the Company, we, being all the Directors of the Company for the time being entitled to receive a notice of a meeting of the Directors, DO HEREBY RESOLVE THAT the transfer of [                     ] ordinary shares of RM1,00 each in the capital of the Company held under [Share Certificate(s) Nos.            ] by STONEPATH HOLDINGS (HONG KONG) LIMITED to SBI BPJGHTLINE, LLC, a company incorporated in Delaware, USA of [ ] or as SBI BRIGHTLINE, LLC, shall direct, be and is hereby approved, and that the Secretary be directed to register1 such transfer1 of the said shares to the said transferee accordingly, to register the said transferee as a shareholder of the Company and to issue to the said transferee a duly executed share certificate in respect of the said shares.
Dated this [           ] day of [           ]

insert name	insert name

insert name	insert name

insert name	insert name
hk-61795 (Malaysia companies)

SCHEDULE 4
FORM OF LETTER WAIVING PRE-EMPTION RIGHTS
hk-61795 (Malaysia companies)

2
We, the undersigned, being all the members of G Link Express Logistics (KL) Sdn. Bhd. (Company No,:646891-U) (the “Company”):-
(a)	DO HEREBY CONSENT to the charging of [ ] ordinary shares of RM1.00 each in the Company by STONEPATH HOLDINGS (HONG KONG) LIMITED (“Stonepath HK”) to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ]; and

(b)	DO HEREBY WAIVE any rights of pre-emption in respect of the transfer of the said [ ] ordinary shares of RM1.00 each in the Company, if any, granted to each of us whether by the Articles of Association of the Company or otherwise, and hereby consent to the transfer of the said [ ] ordinary shares of RM1.00 each in the Company by Stonepath HK to SBI BRIGHTLINE, LLC or as SBI BRIGHTLINE, LLC shall direct.
Dated this [           ] day of [          ]

Stonepath Holdings (Hong Kong) Limted

insert name	insert name

insert name	insert name

insert name	insert name
hk-61795 (Malaysia companies)

3
We, the undersigned, being all the members of G Link Express Logistics (Penang) Sdn. Bhd, (Company No,:646892-V) (the “Company”):-
(a)	DO HEREBY CONSENT to the charging of [ ] ordinary shares of RM1.00 each in the Company by STONEPATH HOLDINGS (HONG KONG) LIMITED (“Stonepath HK”) to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ]; and

(b)	DO HEREBY WAIVE any rights of pre-emption in respect of the transfer of the said [ ] ordinary shares of RM1.00 each in the Company, if any, granted to each of us whether by the Articles of Association of the Company or otherwise, and hereby consent to the transfer of the said [ ] ordinary shares of RM1.00 each in the Company by Stonepath HK to SBI BRIGHTLINE, LLC or as SBI BRIGHTLINE, LLC shall direct.
Dated this [           ] day of [          ]

Stonepath Holdings (Hong Kong) Limted

insert name	insert name

insert name	insert name

insert name	insert name
hk-61795 (Malaysia companies)

4
We, the undersigned, being all the members of G Link Express Logistics (JB) Sdn, Bhd. (Company No,:646890-K) (the “Company”):-
(a)	DO HEREBY CONSENT to the charging of [ ] ordinary shares of RM1.00 each in the Company by STONEPATH HOLDINGS (HONG KONG) LIMITED (“Stonepath HK”) to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ]; and

(b)	DO HEREBY WAIVE any rights of pre-emption in respect of the transfer of the said [ ] ordinary shares of RM1.00 each in the Company, if any, granted to each of us whether by the Articles of Association of the Company or otherwise, and hereby consent to the transfer of the said [ ] ordinary shares of RM1.00 each in the Company by Stonepath HK to SBI BRIGHTLINE, LLC or as SBI BRIGHTLINE, LLC shall direct.
Dated this [            ] day of [           ]

Stonepath Holdings (Hong Kong) Limted

insert name	insert name

insert name	insert name

insert name	insert name
hk-61795 (Malaysia companies)

SCHEDULE 5
FORM OF RESOLUTIONS IN WRITING OF MEMBERS
OF EACH CHARGED COMPANY
hk-61795 (Malaysia companies)

2
G LINK EXPRESS LOGISTICS (KL) SDN.BHD.
Company No 646891 — U
(incorporated in Malaysia)
RESOLUTIONS IN WRITING OF MEMBERS OF THE COMPANY
PURSUANT TO SECTION 152A OF THE COMPANIES ACT, 1965, OF MALAYSIA
Pursuant to Section 152A of the Companies Act, 1965, of Malaysia, we, being all the persons for the time being entitled to receive notice of, and to attend and vote at general meetings of the Company DO HEREBY RESOLVE THAT the members of the Company do hereby irrevocably consent to the transfer of [ ] ordinary shares of RM1.00 each in the capital of the Company by STONEPATH HOLDINGS (HONG KONG) LIMITED to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ] or as SBI BRIGHTLINE, LLC, shall direct, and that the Directors take cognisance of such consent and be and are hereby authorised and directed to approve the transfer of the said shares to the said transferee accordingly.
Dated this [           ] day of [           ]

Stonepath Holdings(Hong Kong) Limited	insert name

insert name	insert name

insert name	insert name

insert name	insert name
hk-61795 (Malaysia companies)

3
G LINK EXPRESS LOGISTICS (PENANG) SDN. BHD.
Company No. 646892-V
(incorporated in Malaysia)
RESOLUTIONS IN WRITING OF MEMBERS OF THE COMPANY
PURSUANT TO SECTION 152A OF THE COMPANIES ACT, 1965, OF MALAYSIA
Pursuant to Section 152A of the Companies Act, 1965, of Malaysia, we, being all the persons for the time being entitled to receive notice of, and to attend and vote at general meetings of the Company DO HEREBY RESOLVE THAT the members of the Company do hereby irrevocably consent to the transfer of [ ] ordinary shares of RM1.00 each in the capital of the Company by STONEPATH HOLDINGS (HONG KONG) LIMITED to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ] or as SBI BRIGHTLINE, LLC, shall direct, and that the Directors take cognisance of such consent and be and are hereby authorised and directed to approve the transfer of the said shares to the said transferee accordingly.
Dated this [           ] day of [           ]

Stonepath Holdings ( Hong Kong) Limited	insert name

insert name	insert name

insert name	insert name

insert name
hk-61795 (Malaysia companies)

4
G LINK EXPRESS LOGISTICS (JB) SDN. BHD.
Company No. 646890-K
(incorporated in Malaysia)
RESOLUTIONS IM WRITING OF MEMBERS OF THE COMPANY
PURSUANT TO SECTION 152A OF THE COMPANIES ACT, 1965, OF MALAYSIA
Pursuant to Section 152A of the Companies Act, 1965, of Malaysia, we, being all the persons for the time being entitled to receive notice of, and to attend and vote at general meetings of the Company DO HEREBY RESOLVE THAT the members of the Company do hereby irrevocably consent to the transfer of [ ] ordinary shares of RM1.00 each in the capital of the Company by STONEPATH HOLDINGS (HONG KONG) LIMITED to SBI BRIGHTLINE, LLC, a company incorporated in Delaware, USA of [ ] or as SBI BRIGHTLINE, LLC, shall direct, and that the Directors take cognisance of such consent and be and are hereby authorised and directed to approve the transfer of the said shares to the said transferee accordingly.
Dated this [          ] day of [          ]

Stonepath Holdings (Hong Kong) Limited	insert name

insert name	insert name

insert name	insert name

insert name
hk-61795 (Malaysia companies)